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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K


                             CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (date of earliest event reported):  May 8, 1998


                     Commission file number 1-13970


                       CHROMCRAFT REVINGTON, INC.
         ------------------------------------------------------
         (Exact name of Registrant as specified in its charter)


          Delaware                                35-1848094
----------------------------           ---------------------------------
(State or other jurisdiction           (IRS Employer Identification No.)
     of incorporation)


             1100 North Washington Street, Delphi, IN  46923
-------------------------------------------------------------------------
(Address, including zip code of Registrant's principal executive offices)


                             (765) 564-3500
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


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Item 5.  Other Events

     On May 8, 1998, Chromcraft Revington, Inc. (the "Registrant") issued the news release set forth in Exhibit 99 attached hereto, which is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     99   News release of the Registrant dated May 8, 1998.


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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHROMCRAFT REVINGTON, INC.
                                           ----------------------------
                                           (Registrant)


Date:  May 13, 1998                        /s/ Frank T. Kane
       ------------                        ----------------------------
                                           Frank T. Kane
                                           Vice President-Finance
                                           (Duly Authorized Officer and
                                           Chief Financial Officer)



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                                                                Exhibit 99
                                                                ----------


For Immediate Release                      For More Information Contact:
Friday, May 8, 1998                        Frank T. Kane, Vice President & CFO



                       Chromcraft Revington, Inc.
                   Announces 2-for-1 Stock Split and
                   Increase to Stock Repurchase Plan


     Delphi, Indiana, May 8, 1998 - Chromcraft Revington, Inc. (NYSE:CRC) announced today that its Board of Directors has declared a two-for-one split of the Company's common stock. The stock split is payable June 10, 1998 to stockholders of record on May 27, 1998.

     The Board of Directors also announced today that it has authorized the repurchase of up to an additional 300,000 shares of Chromcraft Revington common stock.

     Chromcraft Revington designs, manufactures and sells residential and commercial furniture throughout the United States under the "Peters-Revington," "Chromcraft," "Silver Furniture" and "Cochrane Furniture" brand names.


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